Consolidated Statements of Comprehensive Income (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 CNY (¥) shares	Dec. 31, 2016 USD ($) shares	Dec. 31, 2015 CNY (¥) shares	Dec. 31, 2014 CNY (¥) shares
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	¥ 0	$ 0	¥ 0	¥ 0
Other comprehensive income, foreign currency translation adjustment, tax	0	0	0	0
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	98,413	14,174	71,048	55,565
Paid services revenues	122,844	17,693	276,712	291,610
Cost of revenues	(29,057)	(4,185)	(49,363)	(45,917)
Sales and marketing expenses	(1,277)	(184)	(1,788)	(1,246)
General and administrative expenses	¥ (260)	$ (37)	¥ (1,812)	¥ (354)
Class A ordinary shares [Member]
Number of ordinary shares that each ADS represents	8	8	8	8